VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

Supplement dated December 7, 2009 to the
Class A Shares, Class B Shares and Class C Shares
Prospectus dated January 30, 2009,
as previously supplemented on October 20, 2009 and
August 14, 2009
and the
Class I Shares Prospectus dated January 30, 2009,
as previously supplemented on October 20, 2009 and September 14, 2009

The Prospectus is hereby supplemented as follows:

The first two paragraphs of the section entitled “Investment Advisory Services — Portfolio management” are hereby deleted in their entirety and replaced with the following:

Portfolio management. The Fund is managed by members of the Adviser’s Municipal Fixed Income team. The Municipal Fixed Income team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Mark Paris, an Executive Director of the Adviser, Julius Williams, a Vice President of the Adviser, and Robert W. Wimmel, an Executive Director of the Adviser.

Mr. Paris has been associated with the Adviser in an investment management capacity since 2002 and began managing the Fund in December 2007. Mr. Williams has been associated with the Adviser in an investment management capacity since 2000 and began managing the Fund in December 2009. Mr. Wimmel has been associated with the Adviser in an investment management capacity since 1996 and began managing the Fund in December 2007.

RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

PATFSPT 12/09

VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

Supplement dated December 7, 2009 to the
Statement of Additional Information
dated January 30, 2009

The Statement of Additional Information is hereby supplemented as follows:

(1) In the section entitled “Fund Management – Other Accounts Managed by the Portfolio Managers,” the first four paragraphs are hereby deleted in their entirety and replaced with the following:

As of September 30, 2009, Mark Paris managed 25 registered investment companies with a total of approximately $15.4 billion in assets; no pooled investment vehicles other than registered investment companies; and 2 other accounts with a total of approximately $29.0 million in assets..

As of December 3, 2009, Julius Williams managed 9 registered investment companies with a total of approximately $1.6 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

As of September 30, 2009 Robert W. Wimmel managed 25 registered investment companies with a total of approximately $15.4 billion in assets; no pooled investment vehicles other than registered investment companies; and 2 other accounts with a total of approximately $29.0 million in assets.

(2) The section entitled “Fund Management – Securities Ownership of Portfolio Managers” is hereby deleted in its entirety and replaced with the following:

As of the date indicated below, the dollar range of securities beneficially owned by each portfolio manager in such Fund is shown below:

Mark Paris – none1;
Julius Williams – none2;
Robert W. Wimmel – none1.

1. As of September 30, 2008.
2. As of December 3, 2009.

RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

PATFSPTSAI 12/09